AMENDMENT AND RESTATEMENT
                          -------------------------

      AMENDMENT AND RESTATEMENT (this "Amendment and Restatement"), dated as of December 19, 2003, of that certain Credit Agreement, dated as of July 24, 2003 (as amended to date, the "Credit Agreement"; capitalized terms used herein and not defined shall have the meanings set forth in the Credit Agreement), among NBTY, INC. (the "Borrower"), JPMORGAN CHASE BANK, as Administrative Agent and Collateral Agent (the "Administrative Agent" and the "Collateral Agent" respectively), and J.P. MORGAN SECURITIES INC. as Sole Lead Arranger and Sole Book Runner of this Amendment and Restatement, FLEET NATIONAL BANK, as Syndication Agent (the "Syndication Agent"), and the several banks and other financial institutions from time to time party thereto as lenders (the "Lenders"). The Credit Agreement is incorporated into this Amendment and Restatement as if set forth in its entirety herein, and is amended as set forth below and restated in its entirety to incorporate such amendments.

                            W I T N E S S E T H:
                            --------------------

      WHEREAS, subsection 11.1 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

      WHEREAS, the Borrower desires to create a new Class of Term C Loans under the Credit Agreement (the "Term C Loans") in an aggregate principal amount of $224,437,500, having terms identical to the Term B Loans and having the same rights and obligations as the Term B Loans as set forth in the Credit Agreement and the other Loan Documents, except in each case, as the Credit Agreement and other Loan Documents are amended hereby;

      WHEREAS, each Lender who holds Term B Loans (other than Reduced Lenders (as defined below)) and who executes and delivers a counterpart of this Amendment and Restatement shall be deemed, upon effectiveness of this Amendment and Restatement, to have exchanged its Term B Loans (which Term B Loans shall thereafter be deemed paid in full and extinguished) for Term C Loans in equal outstanding principal amounts;

      WHEREAS, each Lender who holds outstanding Term B Loans in an amount greater than its Term Loan C Commitment (such Lender, a "Reduced Lender") and who executes and delivers a counterpart of this Amendment and Restatement shall be deemed, upon effectiveness of this Amendment and Restatement, to have, upon the funding thereof, to have made Term C Loans in amount equal to its Term Loan C Commitment.

      WHEREAS, a portion of the proceeds from the Term C Loans shall be used on the Effective Date (as defined below) to repay the entire aggregate principal amount of the Term B Loans held by Lenders who do not execute and deliver a counterpart of this Amend-ment and Restatement and the Reduced Lenders in accordance with subsection 4.4(a) of the Credit Agreement, together with accrued and unpaid interest thereon to the Effective Date;

      WHEREAS, the parties to the Loan Documents desire to effect certain other amendments thereto;

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      SECTION ONE. Amendments.

      (a) Subsection 4.4(c) of the Credit Agreement shall be amended and restated in its entirety as follows:

            '(c) If any (i) Preferred Stock (other than Preferred Stock of the Borrower issued in connection with the formation or acquisition of a joint venture so long as such Preferred Stock does not mature or provide for redemption prior to the Term Loan C Termination Date and does not provide for the payment of any dividends) or (ii) Indebtedness (excluding the Term C Loans and any Indebtedness permitted in accordance with subsection 8.2 (other than the amount of any Refinancing Indebtedness in respect of the Existing Notes or any Refinancing Indebtedness in respect thereof in excess of the applicable Existing Note Payoff Amount) as such subsection is in effect as of December 19, 2003) shall be issued or incurred by the Borrower or any of its Subsidiaries, an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such issuance or incurrence to prepay the Term Loans in accordance with subsection 4.8. This subsection 4.4(c) shall not affect any rights and remedies that the Administrative Agent or the Lenders may otherwise have under Section 9.'

      (b) The definition of "Applicable Margin" in Section 1 of the Credit Agreement shall be amended by deleting the last sentence of the first paragraph thereof and replacing it with the following:

            'The Applicable Margin for Term C Loans shall at all times be 2.00% per annum for Eurodollar Loans and 1.00% per annum for ABR Loans.'

      (c) The definitions of "Class" in Section 1 of the Credit Agreement shall be amended and restated in its entirety as follows:

            '"Class": the classification of loans as Revolving Credit Loans, Term A Loans, Term C Loans and Swing Line Loans, each of which categories shall be deemed to be a "Class" of Loans.'

      (d) The definition of "Refinancing Indebtedness" in Section 1 of the Credit Agreement shall be amended and restated in its entirety as follows:

            '"Refinancing Indebtedness": Indebtedness that refinances, renews, extends, replaces, defeases or refunds, in whole or in part, any Indebtedness of the Borrower or any of its Subsidiaries; provided that

      (i) other than in the case of Refinancing Indebtedness refinancing the Existing Notes or any Refinancing Indebtedness in respect thereof (the aggregate amount of which Refinancing Indebtedness (whether in respect of the Existing Notes or any Refinancing Indebtedness in respect thereof) will not be limited by this Agreement), any such Refinancing Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being renewed or refinanced, plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith;

      (ii) in the case of Refinancing Indebtedness refinancing the Existing Notes or any Refinancing Indebtedness in respect thereof, the subordination terms applicable to such Refinancing Indebtedness are in all material respects substantially identical to, or less favorable to the holders of such Refinancing Indebtedness than, those applicable to the Existing Notes; and

      (iii) any such Refinancing Indebtedness has a later or equal final maturity and longer or equal weighted average life than the Indebtedness being renewed or refinanced.'

      (e) The definition of "Term Loan Commitment" in Section 1 of the Credit Agreement shall be amended and restated in its entirety as follows:

            '"Term Loan Commitment": as to any Lender at any time, the sum of its Term Loan A Commitment and Term Loan C Commitment.'

      (f) The following definitions shall be inserted in Section 1 of the Credit Agreement:

            '"Existing Note Payoff Amount" means the amount equal to the aggregate principal amount of the Existing Notes or any Refinancing Indebtedness in respect thereof (as the case may be) plus the amount of any premiums required to be paid thereon and reasonable fees and expenses associated therewith.'

            '"Term C Loans":  as defined in subsection 2.6.'

            '"Term C Note":  a Term Note evidencing a Term C Loan.'

            '"Term Loan C Commitment": as to any Lender at any time, its obligation to make Term C Loans to the Borrower in an aggregate amount equal to the amount set forth opposite such Lender's name in
      Schedule I-A as such amount may be reduced from time to time in accordance with Section 4 and the other applicable provisions hereof.'

            '"Term Loan C Termination Date": the earliest to occur of (i) the sixth anniversary of the Closing Date, (ii) March 15, 2007 if the Existing Notes shall be outstanding on such date and (iii) the earliest date of maturity of any Indebtedness of the Borrower or any of its Subsidiaries that refinances the Existing Notes.'

      (g) Section 2.6 of the Credit Agreement shall be amended by replacing the second sentence thereof with the following:

            'On December 19, 2003, each Lender shall, notwithstanding anything in subsection 2.7 or any other provision of this Agreement requiring such funding to occur, or any expiry of the Term Loan Commitments on the Closing Date or requiring Term C Loans to be made in any minimum or multiple amount, make a term loan to the Borrower (each, a "Term C Loan", and together with the Term A Loans, the "Term Loans") in an aggregate principal amount set forth opposite such Lender's name on Schedule I-A under the heading "Term Loan C Commitment".'

      (h) The following subsections of the Credit Agreement shall be amended by replacing all references therein to "Term B Loan," "Term B Loans," "Term Loan B Termination Date," and "Term Loan B Percentage" with "Term C Loan," "Term C Loans," "Term Loan C Termination Date," and "Term Loan C Percentage," respectively:

            * Section 2.8 (provided that in the column under the heading "Term Loan C Percentage," the amount opposite September 30, 2003 shall be deleted and the amount opposite June 30, 2009 shall equal 24.00%),

            *     Section 4.4(a),

            *     Section 4.8(a)(iv), and

            *     Section 11.1(vii).

      (i) Section 2.8 of the Credit Agreement shall be amended by adding the following to the second sentence thereof after "Closing Date" and prior to the colon:

            '(in the case of the Term A Loans) and December 19, 2003 (in the case of the Term C Loans and after giving effect to the making of the Term C Loans on such date).'

      (j) Section 4.4(a) of the Credit Agreement shall be amended by adding the following to the end of such paragraph:

            'All voluntary prepayments of Term C Loans effected on or prior to December 31, 2004 with the proceeds of a substantially concurrent issuance or incurrence of Indebtedness in connection with a re-pricing or refinancing of all or any portion of the Term C Loans by means of an amendment to this Agreement shall be accompanied by a prepayment fee equal to 1.0% of the aggregate principal amount of any such prepayment.'

      (k) Section 4.13 of the Credit Agreement shall be amended and restated in its entirety as follows:

            '4.13. Use of Proceeds. The proceeds of the Revolving Credit Loans shall be used for the general working capital and general corporate purposes of the Borrower and its Subsidiaries. The Letters of Credit shall be used for the purposes specified in subsection 3.8. The proceeds of the Term A Loans and Term B Loans shall be used to finance the Transactions. The proceeds of the Term C Loans shall be used to repay the Term B Loans.'

      (l) Subsection 8.6(e) of the Credit Agreement shall be amended by replacing the reference therein to '$10,000,000' with '$25,000,000'.

      (m) Subsection 8.9(h) of the Credit Agreement shall be amended by replacing the reference therein to '$10,000,000' with '$15,000,000'.

      (n) Subsection 8.10(a) of the Credit Agreement shall be amended and restated in its entirety as follows:

            '(a) Make any optional payment or prepayment on or redemption or purchase of any Indebtedness in excess of $5,000,000 per fiscal year (other than in respect of (i) the Loans, (ii) the Existing Notes and (iii) any Refinancing Indebtedness in respect of the Existing Notes, to the extent such payment, prepayment, redemption or purchase under the foregoing clauses (ii) and (iii) is financed with Refinancing Indebtedness)'.

      (o) The term "Subordinated Debt" in subsection 8.10(c) of the Credit Agreement shall be replaced with "Subordinated Debt or any Refinancing Indebtedness in respect thereof".

      (p) Section 8.14(b) of the Credit Agreement shall be amended and restated to read in its entirety as follows:

            '(b) the Subordinated Debt and any Refinancing Indebtedness in respect thereof (so long as such Refinancing Indebtedness addresses prohibitions or limitations of the nature described below in a manner not less favorable to the Lenders, taken as a whole, than the treatment thereof in the Subordinated Debt) and'

      (q) Subsection 9(f) of the Credit Agreement shall be amended and restated in its entirety as follows:

            'The subordination provisions contained in any instrument pursuant to which any Subordinated Debt or Refinancing Indebtedness in respect thereof was created or in any instrument evidencing the same shall, so long as such Subordinated Debt or Refinancing Indebtedness shall be outstanding, cease, for any reason, to be in full force and effect or enforceable in accordance with its terms.'

      (r) Exhibit A-4 to the Credit Agreement is shall be amended and restated in its entirety with Exhibit A-4 attached hereto.

      (s)   Schedule I-A hereto is hereby added to the Credit Agreement as
Schedule I-A thereto.

      SECTION TWO. Conditions to Effectiveness. This Amendment and Restatement shall become effective as of the date (the "Effective Date"), prior to December 30, 2003, when, and only when the Administrative Agent shall have received counterparts of this Amendment and Restatement executed by each of (i) the Borrower, (ii) the Majority Lenders and (iii) for purposes of clause (a) of Section One hereof only, lenders holding a majority of the Term A Loans.

      SECTION THREE. Condition Precedent to Making of the Term C Loans. It is a condition precedent to the making of the Term C Loans that the representations and warranties set forth in Section Five hereof shall be true and correct.

      SECTION FOUR. Term C Loans.

      (a) Subject to the terms and conditions hereof, each Lender with a Term B Loan (other than a Reduced Lender) who executes and delivers a counterpart of this Amendment and Restatement severally agrees to exchange its Term B Loans for a like outstanding principal amount of Term C Loans on the Effective Date, which exchange shall be deemed to be the making of a Term C Loan by such Lender for such amount.

      (b) Subject to the terms and conditions hereof, each Lender severally agrees to make Term C Loans to the Borrower on the Effective Date in a principal amount equal to its Term Loan C Commitment on the Effective Date. The Borrower shall prepay all Term B Loans of Lenders that do not execute and deliver a counterpart of this Amendment and Restatement on the Effective Date and the Reduced Lenders with a portion of the gross proceeds of such Term C Loans and, by its signature below, each Lender exchanging its Term B Loan for a Term C Loan and each Reduced Lender consents to such prepayment. Any such prepayment may be effected on the Effective Date without regard to any notice requirement, minimum principal amount or pro rata allocation provision otherwise applicable thereto under the Credit Agreement.

      (c) The Borrower shall pay all accrued and unpaid interest on the Term B Loans to the Lenders holding Term B Loans on the Effective Date and any breakage loss or expense under subsection 4.15 of the Credit Agreement. On the Effective Date, the Term B Loans shall be deemed paid in full and discharged.

      (d) The Administrative Agent is hereby authorized, at its discretion, to enter into an Amended and Restated Credit Agreement with the Borrower to reflect the terms of this Amendment and Restatement and any previous amendments to the Credit Agreement.

      (e) The holders of the Term C Loans shall be entitled to the same guarantees and security interests pursuant to the Guarantee and Collateral Agreement and the other Security Documents from and after the Effective Date as the benefits which the holders of the Term B Loans had been entitled immediately prior to the Effective Date.

      SECTION FIVE. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment and Restatement, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment and Restatement, and both before and after giving effect to the transactions contemplated by this Amendment and Restatement

            (a) no Default or Event of Default has occurred and is continuing; and

            (b) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

      SECTION SIX. Reference to and Effect on the Loan Documents. On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement,"

"thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and Restatement. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect. The execution, delivery and effectiveness of this Amendment and Restatement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. For the avoidance of doubt, references in the Credit Agreement to any Refinancing Indebtedness shall include as the context may reasonably permit consistent with the terms of the Credit Agreement (including, without limitation, for purposes of Section 8.2(b) of the Credit Agreement); any renewals or refinancing of such Refinancing Indebtedness.

      SECTION SEVEN. Costs, Expenses and Taxes. The Borrower agrees to pay all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Restatement and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Lenders) in accordance with the terms of subsection 11.5 of the Credit Agreement.

      SECTION EIGHT. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

      SECTION NINE. Governing Law. THIS AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND RESTATEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

      SECTION TEN. Designation of Senior Indebtedness. The Indebtedness of the Borrower in respect of the Term C Loans shall constitute "Designated Senior Indebtedness" pursuant to, for all purposes of, and under and as defined in, the Existing Notes Indenture.

                          [Signature Pages Follow]

                                          NBTY, INC., as the Borrower

                                          By:
                                             ------------------------
                                             Name:
                                             Title:

                                          JPMORGAN CHASE BANK,
                                          as Administrative Agent

                                          By:
                                             ------------------------
                                             Name:
                                             Title:

                                          FLEET NATIONAL BANK,
                                          as Syndication Agent

                                          By:
                                             ------------------------
                                             Name:
                                             Title:

                                          [INSERT NAME OF LENDER],
                                          as Lender

                                          By:
                                             ------------------------
                                             Name:
                                             Title: